Exhibit 99.1

Dana Holding Corporation 2011 New York Auto Summit John Devine Executive Chairman Roger Wood Chief Executive Officer & President James Yost Executive Vice President & CFO April 20, 2011

Safe Harbor Statement Certain statements and projections contained in this presentation are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management's beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward- looking statement. Dana's Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss important risk factors that could affect our business, results of operations and financial condition. The forward-looking statements in this presentation speak only as of this date. Dana does not undertake any obligation to revise or update publicly any forward-looking statement for any reason.

Dana is a Leading Supplier to Light Vehicle, Commercial Vehicle and Off-Highway OEMs Founded in 1904 Based in Maumee, Ohio 2010 sales: $6.1 billion Global customers and operations in 26 countries North America (about 48%) Europe (about 26%) South America (about 14%) Asia Pacific (about 12%) 92 major facilities About 22,500 employees Premier global provider of driveline and powertrain products Company Snapshot

Dana's Turnaround since 2008... Returned Dana to Strong Competitive Position Management and Organization Built strong business and operational team Divested Structures business Increased Engineering resources and established regional engineering centers Combined 7 independent business lines into 2 businesses (Light and Heavy Vehicle) with single operational and management system Operational Improvements Aggressively resized the business...reduced breakeven level by 35% Reduced global headcount by over 30% since year-end 2007 Increased Margins Improved margins through pricing and lower costs, despite lower volumes Adjusted EBITDA margins improved from 4% in 2008 to about 9% in 2010 Capital Structure Reduced and restructured debt Continued improvements in working capital and generating positive free cash flow Raised $250 million in new equity

Business Highlights Continuing positive momentum with strong financial results Expanding presence in growing markets Agreement to increase ownership of DDAC JV to 50% Establishing Engineering Technical Centers in India and China Strategic agreement with SIFCO S.A. Continuing to conquest new business in growing markets across all business segments New products and technologies provide significant fuel efficiency improvements Spicer(r) Pro-40(tm) Tandem Axle System Hydro-mechanical Variable Powersplit Transmissions Completed new three-year labor agreements with United Auto Workers and United Steel Workers "One Dana" Aftermarket organization- targeting future revenues of about 20% of total sales

Expanding Presence in Growing Markets China Agreement to increase ownership of DDAC JV to 50% Sole supplier of medium and heavy truck axles to Dongfeng, the 2nd largest Commercial Truck Manufacturer in China Commercial Truck market in China is larger than all global commercial truck markets combined Establishing Engineering Technical Center in China Growing the Industrial Driveshaft business in China Significant actions in place to grow in all business segments South America SIFCO Strategic Agreement Dana becomes leading full driveline supplier in South American commercial vehicle market India New India Gear Plant & Testing Center Establishing Engineering Technical Center in India

Aftermarket Strategy - Recapture installed base and grow in new markets New Products, Markets & Partners "All-makes" driveline and axle products in Light Duty and Commercial Vehicle Launching "Tier II" offering for price sensitive segment Specialty markets globally - motorsports and military Growing reman capabilities in select markets Leverage global partners including Dongfeng in China Growing aftermarket* from 15% in 2010 to target of 20% Significant opportunities for growth by leveraging Dana's strong brands to enter new markets, new products * Includes Original Equipment Service (OES) and Aftermarket to Non-OEMs

Our Focus... Margins and Growth Continue tenacity on operational improvements Reduce complexity in the product and supply chain Improved manufacturing footprint Grow the business Reinvigorate product portfolios Pursue attractive business opportunities and acquisitions globally Expect 50% growth over next 5 years (including market) Continue to improve margins and maintain strong balance sheet Adjusted EBITDA Margin of 12% by 2013 Strategy Focuses on Delivering Strong Shareholder Returns by Growing Profitably and Improving Margins

Financial Update

Financial Summary ($ in Millions) Sales $ 6,109 $ 881 Adjusted EBITDA 553 227 Income before Interest Expense and Income Taxes 124 441 Net Income (attributable to Dana) 10 441 Capital Spend 120 (21) Free Cash Flow 242 133 Full Year 2010 vs. 2009 Revenue up 17% vs. 2009 See appendix for comments regarding the presentation of non-GAAP measures

Strong Global Liquidity & Net Cash ($ in Millions) Net Cash ($ in Millions) Net Cash ($ in Millions) Net Cash ($ in Millions) Net Cash ($ in Millions) * Adjusted to reflect impact of January 2011 repayment of term loan and issuance of new unsecured notes 2011 First Half Uses of Cash SIFCO strategic transaction of $150 million (1st Qtr) DDAC investment of $120 million (2nd Qtr)

Sales ~ $ 1.8 Bil Adjusted EBITDA ~ $ 180 Mil Adjusted EBITDA as % of Sales ~ 10 % Income before Interest Expense and Income Taxes ~ $ 20 Mil ** Capital Spending ~ $ 35 Mil Free Cash Flow ~ $ (40) Mil First Quarter 2011 Projected Financial Results Estimated Results * See appendix for comments regarding the presentation of non-GAAP measures * Final results to be reported on April 27, 2011 ** Includes a $53 million one-time, non-cash charge in connection with debt refinancing actions

2011 Financial Targets Sales Up 10%+ (vs. 2010) 17%+ (vs. 2010) Adjusted EBITDA $675 - 700 Mil $740 - 760 Mil Adjusted EBITDA as % of Sales 10%+ Diluted Adjusted EPS * $1.30 - $1.40 $1.50 - $1.60 Capital Spending $200 - 250 Mil Free Cash Flow >$100 Mil >$150 Mil Plan G G Status * Assumes 23% effective tax rate in 2011; there can be significant volatility in the effective rate if the mix of business by country changes as a result of the U.S. and certain other jurisdictions having full valuation allowances for income tax purposes. As such, any future modifications to our current guidance can result in a significantly different tax rate based on the country of origin. February 2011 Status ** ** To be updated , if appropriate, with reporting of First Quarter Financial results on April 27, 2011 See appendix for comments regarding the presentation of non-GAAP measures

(CHART) Dana Growth - Significant Opportunities (Excludes Market, Pricing & Structures) Total revenue growth (including ~5% projected market growth) about 10% CAGR New Initiatives (including SIFCO agreement and share of DDAC) Awarded Net New Business Aftermarket Growth 2011 New Business

Restructuring Actions Continuing to Drive Higher Margins Full Year Adjusted EBITDA as a Percent of Sales See appendix for comments regarding the presentation of non-GAAP measures Revenue ($ Mil) $8,095 $5,228 $6,109 10%+ ~12% On track to achieve 12% Adjusted EBITDA Margin by 2013 9% Projected (CHART)

Summary Returned Dana to strong competitive position Significant actions in place to grow in all business segments Our 2011 Plan continues to build on the strong foundation and focuses on Growth Continue tenacity on operational improvements Increased focus on growth Continue to improve margins and maintain strong balance sheet Build future strategies with focus on delivering shareholder value Right Strategy to Grow Profitably and Generate Strong Shareholder Returns

Q&A Session

Appendix Non-GAAP Financial Information The preceding slides refer to Adjusted EBITDA, which we've defined to be earnings before interest, taxes, depreciation, amortization, non-cash equity grant expense, restructuring expense and other nonrecurring items (gain/loss on debt extinguishment or divestitures, impairment, etc.). Adjusted EBITDA is a non-GAAP financial measure currently being used by Dana as the primary measure of its operating segment performance. The most significant impact to Dana's ongoing results of operations as a result of applying fresh start accounting following our emergence from bankruptcy was higher depreciation and amortization. By using Adjusted EBITDA, which excludes depreciation and amortization, the comparability of results is enhanced. Management also believes that Adjusted EBITDA is an important measure since the financial covenants of our debt agreements are based, in part, on Adjusted EBITDA. Diluted Adjusted EPS, another non-GAAP financial measure referenced in the slides, is derived from net income adjusted to exclude restructuring expense, amortization expense and nonrecurring items (as used in Adjusted EBITDA), net of any associated tax effects. Adjusted net income is divided by fully diluted shares, as determined in accordance with GAAP based on the adjusted earnings. This measure is considered useful for purposes of providing investors, analysts and other interested parties with an indicator of ongoing financial performance that provides enhanced comparability to EPS reported by other companies. Free cash flow is also a non-GAAP financial measure. which we have defined as Cash provided by operations (a GAAP measure) exclusive of any bankruptcy claim-related payments included therein, less capital spending. This measure is useful in evaluating the operational cash flow of the company inclusive of the spending required to maintain the operations. Because these are non-GAAP measures, Adjusted EBITDA, Diluted Adjusted EPS and Free cash flow should not be considered a substitute for Income/(Loss) before interest, reorganization items and income taxes, Net Income/(Loss), Net income (loss) per share, Net Cash flows provided by/(used in) operating activities or other reported results prepared in accordance with GAAP. Please reference the "Non-GAAP financial information" accompanying our quarterly earnings conference call presentations on our website at www.dana.com/investors for our GAAP results and the reconciliations of these measures, where used, to the comparable GAAP measures.